                      OPPENHEIMER HIGH YIELD FUND
                 Supplement dated April 27, 2006 to the
  Prospectus and Statement of Additional Information dated October 28,
                                  2005

This supplement amends the Prospectus and Statement of Additional
Information of Oppenheimer High Yield Fund (the "Fund") and is in
addition to any existing supplements.

      At a recent meeting, the Board of Trustees of the Fund determined that it is in the best interest of the Fund's shareholders that the
Fund reorganize with and into Oppenheimer Champion Income Fund
("Champion Income Fund"). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Fund and
Champion Income Fund, whereby Champion Income Fund will acquire all of the assets and assume all of the liabilities of the Fund in exchange for newly-issued shares of Champion Income Fund (the "Reorganization").
Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the
Investment Company Act of 1940.

     The Reorganization is conditioned upon, among other things, approval by the
Fund's  shareholders.  If all of the requisite  approvals  are  obtained,  it is anticipated that the Reorganization will occur in October 2006.  Shareholders of record,  as of a date to be determined by the Board, will be entitled to vote on the  Reorganization  and will receive a combined  prospectus and proxy statement describing the Reorganization and shareholder  meeting. The anticipated date for the  shareholder  meeting is on or about October 6, 2006 and the  Reorganization would be effected shortly  thereafter if approved by shareholders.  The combined prospectus and proxy  statement is expected to be distributed to shareholders of record in July or August 2006.

        If the Reorganization takes place, Fund shareholders will receive shares of the class of Champion Income Fund having a slightly lower effective management fee and the same 12b-1 fees and sales charges
(including contingent deferred sales charges), if any, as the shares of
High Yield Fund held by them immediately prior to the Reorganization.

April 27, 2006                                              PS0280.042